                               SECURITY AGREEMENT
                               ------------------
               THIS SECURITY AGREEMENT ("Agreement") is made this 27th day of May, 1994, by and among AAI CORPORATION, a Maryland corporation ("AAI"), AAI ENGINEERING SUPPORT, INC., a Maryland corporation ("Engineering"), AAI MANUFACTURING ASSEMBLY, INC., a Maryland corporation ("Assembly"), AAI SYSTEMS MANAGEMENT, INC., a Maryland corporation ("Systems"), AAI MEDICAL CORPORATION, a Maryland corporation ("Medical"), SETI, INC., a Pennsylvania corporation ("Seti"), AAI/ACL TECHNOLOGIES, INC., a Maryland corporation ("AAI/ACL"), and AAI MICROFLITE SIMULATION INTERNATIONAL CORPORATION, a Maryland corporation ("AAI MICROFLITE"), jointly and severally (AAI, Engineering, Assembly, Systems, Medical, Seti, AAI/ACL and AAI MICROFLITE jointly and severally, individually and collectively, "Debtor"), and SIGNET BANK/MARYLAND ("Secured Party").

                                    RECITALS
                                    --------

               Reference is made to that certain Amended and Restated Loan Agreement dated August 11, 1992, as amended (the "Loan Agreement"), by and among Debtor and Secured Party pursuant to which Secured Party extended credit to Debtor in an original principal amount not to exceed Thirty Million Dollars ($30,000,000.00). The "Termination Date" as defined in the Loan Agreement has occurred without extension by Secured Party, and all of the "Obligations" as therein defined have become due and payable. Debtor has requested Secured Party to extend the Termination Date until August 20, 1994, and as a condition to consenting to such request Secured Party has, inter alia, required the
                                                   ----------
     execution hereof by Debtor.

               NOW, THEREFORE, in consideration of the mutual covenants contained herein, Debtor and Secured Party do hereby agree as follows:

               1.  CONSTRUCTION AND DEFINITION OF TERMS
                   ------------------------------------
                    Capitalized terms used herein without definition which are defined in the Loan Agreement shall have the meanings assigned to them in the Loan Agreement. All terms used herein without definition which are not defined in the Loan Agreement and which are defined by the Maryland Uniform Commercial Code shall have the meanings assigned to them by the Maryland Uniform Commercial Code unless and to the extent varied by this Agreement. Whenever the phrase "satisfactory to Secured Party" is used in this Agreement such phrase shall mean "satisfactory to















     NYFS11...:\95\78495\0001\7120\FRM80394.L40
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     Secured Party in its sole discretion."  The use of any gender or the neuter herein shall also refer to the other gender or the neuter and the use of the plural shall also refer to the singular, and vice versa. In addition to the terms defined elsewhere in this Agreement, unless the context otherwise requires, when used herein, the following terms shall have the following meanings:

                    "Collateral" shall mean all of Debtor's Receivables, all property and funds of Debtor, both now owned and hereafter acquired, now or hereafter in Secured Party's possession, all property and assets of Debtor in or on which Secured Party has, or may in the future acquire or be granted, a Lien, whether related or unrelated to this Agreement, whether or not now contemplated, whether or not any instrument or agreement relating thereto specifically refers to this Agreement, and all proceeds (cash and non-cash, including insurance proceeds), products, substitutions, renewals and replacements of all of the foregoing in any form whatsoever and all books, records and data processing materials in any form (including tapes, disks and the like) documenting, describing or in any way relating to any or all of the foregoing, whether in the possession of Debtor or any other Person.

                    "Event of Default" shall mean any of the events described in Section 6 hereof.

                    "Inter-Creditor Agreement" shall mean that certain Inter-Creditor Agreement made as of August 11, 1992, by and among Secured Party, Principal Mutual Life Insurance Company, The Travelers Insurance Company, The Travelers Indemnity Company of Rhode Island, AAI and UIC, as the same may hereafter be amended, supplemented or otherwise modified from time to time.

                    "Permitted Liens" shall mean (a) Liens of Secured Party, (b) Liens permitted pursuant to the Inter-Creditor Agreement, and (c) Liens specifically consented to by Secured Party in writing.

                    "Receivables" shall mean all of Debtor's present and future accounts, notes, instruments, documents, chattel paper, tax refunds, contract rights, general intangibles, goodwill, judgments, orders, awards and decrees in favor of Debtor, causes of action in favor of Debtor, all goods returned, repossessed, or stopped in transit the sale, lease or other disposition of which contributed to the creation of any account, instrument or chattel paper, all present and future rights of Debtor to the payment of money due or to become due to Debtor for






























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     any reason whatsoever, whether or not such right to payment has been or is to be earned by any performance and howsoever such right to payment may be evidenced, whether by open account, instrument, note, draft, chattel paper, judgment, order, award, decree or otherwise, all rights which Debtor may at any time have, by law or agreement, against any account debtor, all rights which Debtor may at any time have, by law or agreement, against any other obligor obligated to make such payment and all rights and Liens which Debtor may at any time have, by law or agreement, against any property of any account debtor or against any property of any such other obligor; provided, however, that notwithstanding the foregoing, Receivables shall not include (a) any property now or hereafter abandoned or returned by the United States government which AAI is contractually obligated to deliver to Reflectone, Inc., or (b) any present or future rights of Debtor with respect to any patents, copyrights, franchises, trade names, trademarks, or computer software (collectively, "Excluded Intellectual Property") except to the extent such rights relate to (x) proceeds of such Excluded Intellectual Property which otherwise would fall within the foregoing definition of Receivables, or (y) computer software consisting of the books, records or data processing materials of Debtor documenting or describing the Receivables and/or any account debtor or other obligor of Debtor or in any way used or useful in the collection or enforcement of the Receivables.

               2.  SECURITY
                   --------
                    2.01  Security Interest.  As security for the payment
                          -----------------
     and performance of all of the Obligations, whether or not any instrument or agreement relating to any Obligation specifically refers to this Agreement or the security interest created hereunder, Debtor hereby assigns, pledges and grants to Secured Party a continuing security interest in the Collateral. Secured Party's security interest shall continually exist until (a) all Obligations have been paid in full, and (b) there exists no commitment by Secured Party which could give rise to any Obligations, whether or not all Obligations shall at any time or from time to time be reduced to zero. Debtor shall make notations, satisfactory to Secured Party, on its books and records disclosing the existence of Secured Party's security interest in the Collateral. Secured Party shall have no liability or duty, either before or after the occurrence of an Event of Default hereunder, on account of loss of or damage to, or to collect or enforce any of its rights against, the Collateral, or to preserve any rights against account debtors or other parties with prior interests in the Collateral, the sole duty of Secured Party in this regard being to exercise reasonable





























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     care with respect to tangible Collateral in its actual possession.

                    2.02  Covenants and Representations Concerning
                          ----------------------------------------
     Collateral.  With respect to all of the Collateral, Debtor covenants,
     ----------
     warrants and represents that:

                         (a) No financing statement covering any of the Collateral is on file in any public office or land or financing records except for financing statements in favor of Secured Party and financing statements with respect to any Permitted Liens and Debtor is the legal and beneficial owner of all of the Collateral, free and clear of all Liens, except for Permitted Liens.

                         (b) The security interest granted Secured Party here under shall constitute a first priority Lien upon the Collateral, except for any Permitted Liens. Debtor will not, except in the ordinary course of business, transfer, discount, sell, grant or assign any interest in the Collateral nor, without Secured Party's prior written consent, permit any other Lien to be created or remain thereon except for Permitted Liens.

                         (c) Debtor will maintain the Collateral in good order and condition, ordinary wear and tear excepted, and will use, operate and maintain the Collateral in compliance with all laws, regulations and ordinances and in compliance with all applicable insurance requirements and regulations. Debtor will promptly notify Secured Party in writing of any litigation involving or affecting the Collateral which Debtor knows or has reason to believe is pending or threatened. Debtor will promptly pay when due all taxes and all transportation, storage, warehousing and other such charges and fees affecting or arising out of or relating to the Collateral and shall defend the Collateral, at Debtor's expense, against all claims and demands of any Persons claiming any interest in the Collateral adverse to Debtor or Secured Party.

                         (d) At all reasonable times Secured Party and its agents and designees may enter any business premises of Debtor and any other premises of Debtor and inspect the Collateral and all books and records of Debtor (in whatever form).

                         (e)  All books and records pertaining to the
     Collateral are located at York Road and Industry Lane, Cockeysville, Maryland 21030, at 11101 Gilroy Road, Cockeysville, Maryland 21030, at 2801 Professional Parkway, Ocoee, Florida





























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     34761, at 1505 East Warner Avenue, Santa Ana, California 92705-5419 or
     at 430 Stump Road, Montgomeryville, Pennsylvania 18936, and Debtor will not change the location(s) of such books and records without the prior written consent of Secured Party.

                         (f) Debtor shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances, instruments and documents as Secured Party may request to vest in and assure to Secured Party its rights hereunder or in any of the Collateral, including, without limitation, the execution and delivery of financing statements, financing statement amendments and/or continuation statements, and Debtor agrees to pay all taxes, fees and costs (including attorney's fees) paid or incurred by Secured Party in connection with the preparation and filing or recordation thereof.

                         (g) A carbon, photographic or other reproduction of this Agreement or any financing statement signed by Debtor in connection with this Agreement shall be sufficient as a financing statement.

                         (h) whenever required by Secured Party, Debtor shall promptly deliver to Secured Party, with all endorsements and/or assignments required by Secured Party, all instruments, chattel paper, guaranties and the like received by Debtor constituting, evidencing or relating to any of the Collateral or proceeds of any of the Collateral.

                         (i) If any Receivable arises out of a contract with the United States of America or any State, county, municipality or any department, agency or instrumentality thereof, Debtor shall, if required by Secured Party, execute and deliver any agreements, notices and/or assignments and do such other things as may be satisfactory to Secured Party in order that all sums due and to become due to Debtor under such contract shall be duly assigned to Secured Party in accordance with the Federal Assignment of Claims Act (31 United States Code Section 1203; 41 United States Code Section 15) and/or any other applicable federal, State and local laws and regulations relating to the assignment of governmental obligations.

                         (j) Debtor agrees that until the Obligations shall have been satisfied in full and this Agreement shall have been terminated, Debtor will not, without Secured Party's prior written consent, enter into any agreement (for example, a license agreement) which is inconsistent with Debtor's obligations under this Agreement and Debtor further agrees that it will not take any action, or permit any action to be taken by others subject to





























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     its control, including licensees, or fail to take any action, which would materially adversely affect the validity or enforcement of the rights transferred to Secured Party under this Agreement.

               3.  REPRESENTATIONS AND WARRANTIES
                   ------------------------------
                    To induce Secured Party to enter into this Agreement, Debtor represents and warrants to Secured Party that:

                    3.01  Good Standing.  Debtor and each Subsidiary is a
                          -------------
     corporation duly organized, legally existing and in good standing under the laws of the State of its incorporation, has the power to own its property and to carry on its business and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

                    3.02  Authority.  Debtor has full power and authority
                          ---------
     to enter into this Agreement, to execute and deliver all documents and instruments required hereunder and to incur and perform the obligations provided for herein, all of which have been duly authorized by all necessary and proper corporate and other action, and no consent or approval of any Person, including, without limitation, stockholders of Debtor and any public authority or regulatory body, which has not been obtained is required as a condition to the validity or enforceability hereof or thereof.

                    3.03  Binding Agreements.  This Agreement has been duly
                          ------------------
     and properly executed by Debtor, constitutes the valid and legally binding obligation of Debtor and is fully enforceable against Debtor in accordance with its terms, subject only to laws affecting the rights of creditors generally and application of general principles of equity.

                    3.04  No Conflicting Agreements.  The execution,
                          -------------------------
     delivery and performance by Debtor of this Agreement will not (a) violate (i) any provision of law or any order, rule or regulation of any court or agency of government, (ii) any award of any arbitrator,
     (iii) the Charter or Bylaws of Debtor, or (iv) any indenture, contract, agreement, mortgage, deed of trust or other instrument to which Debtor is a party or by which Debtor or any of its property is bound, or (b) be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such award, indenture, contract, agreement, mortgage, deed of trust or other instrument, or result in the


























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     creation or imposition of any Lien upon any of the property or assets of Debtor except for Liens created in favor of Secured Party under or pursuant to this Agreement.

                    3.05  Title to Properties.  Debtor has good and
                          -------------------
     marketable title to all of its properties and assets (including the Collateral) and all of the properties and assets of Debtor are free and clear of Liens, except for Permitted Liens.

                    3.06  Reaffirmation of Existing Representations and
                          ---------------------------------------------
     Warranties.  Each of the representations and warranties contained in
     ----------
     the Loan Agreement and the other Loan Documents is incorporated herein and restated as of the date hereof.

               4.  AFFIRMATIVE COVENANTS
                   ---------------------
                    Debtor covenants and agrees with Secured Party that, until (a) all Obligations have been paid in full and (b) there exists no commitment by Secured Party which could give rise to any Obligations, Debtor will:

                    4.01  Taxes.  Pay and discharge, and cause each
                          -----
     Subsidiary to pay and discharge, all taxes, assessments and governmental charges upon Debtor and each Subsidiary, its income and properties, prior to the date on which penalties attach thereto unless and to the extent only that the same are being diligently contested by Debtor or a Subsidiary, as the case may be, in good faith by appropriate proceedings, provided, however, that (a) Secured Party shall have been given reasonable prior written notice of intention to contest, (b)nonpayment of the same will not, in Secured Party's sole discretion, materially impair any of the Collateral or Secured Party's rights or remedies with respect thereto or the prospect for full and punctual payment of all of the Obligations, (c) Debtor or such Subsidiary at all times effectively stays or prevents any official or judicial sale of or action or filing against any of the Collateral by reason of nonpayment of the same and (d) Debtor or such Subsidiary establishes reasonable reserves for any liabilities being contested and for expenses arising out of such contest.

                    4.02  Extraordinary Loss.  Promptly notify Secured
                          ------------------
     Party in writing of any event causing extraordinary loss or depreciation of the value of Debtor's or any Subsidiary's assets (whether or not insured) and the facts with respect thereto.

                    4.03  Further Assurances and Corrective Instruments.
                          ---------------------------------------------
     Promptly execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, to Secured Party from






















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     time to time such supplements hereto and such financing statements and other instruments and documents as may be requested by Secured Party to protect and preserve the Collateral, Secured Party's security interest therein, perfection of Secured Party's security interest and/or Secured Party's rights and remedies hereunder and under the Loan Documents.

               5.  NEGATIVE COVENANTS
                   ------------------
                    Debtor covenants and agrees with Secured Party that, until (a) all Obligations have been paid in full, and (b) there exists no commitment by Secured Party which could give rise to any Obligations, Debtor will not, directly or indirectly, without Secured Party's prior written consent:

                    5.01  Dividends, Stock Redemptions.  Directly or
                          ----------------------------
     indirectly declare or pay any dividend on, or make any other distribution with respect to (whether by reduction of capital or otherwise), any shares of its capital stock, or purchase, redeem, retire or otherwise acquire for value any shares of its capital stock, except that a Subsidiary may pay dividends to Debtor.

                    5.02  Funded Debt.  Redeem, call for redemption,
                          -----------
     purchase or otherwise acquire or retire, directly or indirectly, or make any optional prepayment of principal on, any Funded Debt, or amend, alter or otherwise modify the provisions relating to any Funded Debt, if the effect of such amendment, alteration or other modification would or might be to accelerate such Funded Debt. For purposes of this Subsection, "Funded Debt" shall include any obligation of Debtor to any Person other than Secured Party payable more than one year from the date of its creation which, under generally accepted accounting principles, is shown on the balance sheet as a liability (excluding reserves for deferred income taxes and other reserves to the extent that such reserves do not constitute an obligation).

               6.  EVENTS OF DEFAULT
                   -----------------
                    The occurrence of any one or more of the following events shall constitute an "Event of Default":

                    (a) Any representation or warranty made herein, in any of the Loan Documents or in any statement, report, certificate, opinion, financial statement or other document furnished or to be furnished in connection with this Agreement or the Loan Documents shall be false or misleading in any material respect.



























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                    (b)  Failure of Debtor or any other Person to observe
     or perform any warranty, covenant, condition or agreement to be observed or performed by Debtor or such other Person under this Agreement or any of the Loan Documents.

                    (c) The occurrence of a default under or an "Event of Default" as defined in the Loan Agreement or any of the other Loan Documents.

               7.  RIGHTS AND REMEDIES
                   -------------------
                    7.01  Rights and Remedies of Secured Party.  Upon and
                          ------------------------------------
     after the occurrence of an Event of Default, Secured Party may, without notice or demand, exercise in any jurisdiction in which enforcement hereof is sought, the following rights and remedies, in addition to the rights and remedies available to Secured Party under the Loan Documents, the rights and remedies of a secured party under the Uniform Commercial Code and all other rights and remedies available to Secured Party under applicable law, all such rights and remedies being cumulative and enforceable alternatively, successively or concurrently:

                         (a)  Declare all of the Obligations to be
     immediately due and payable and the same shall thereupon become immediately due and payable without presentment, demand for payment, protest or notice of any kind, all of which are hereby expressly waived.

                         (b) Institute any proceeding or proceedings to enforce the Obligations and any Liens of Secured Party.

                         (c) Take possession of the Collateral, and for that purpose, so far as Debtor may give authority therefor, enter upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom without any liability for suit, action or other proceeding, DEBTOR HEREBY WAIVING ANY AND ALL RIGHTS TO PRIOR NOTICE AND TO JUDICIAL HEARING WITH RESPECT TO REPOSSESSION OF COLLATERAL, and require Debtor, at Debtor's expense, to assemble and deliver the Collateral to such place or places as Secured Party may designate.

                         (d) Operate, manage and control the Collateral (including use of the Collateral and any other property or assets of Debtor in order to continue or complete performance of Debtor's obligations under any contracts of Debtor), or permit the Collateral or any portion thereof to remain idle or store the same, and collect all rents and revenues



























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     therefrom and sell or otherwise dispose of any or all of the
     Collateral upon such terms and under such conditions as Secured Party, in its sole discretion, may determine, and purchase or acquire any of the Collateral at any such sale or other disposition, all to the extent permitted by applicable law.

                         (e)  With respect to any accounts, notes,
     instruments, chattel paper, tax refunds, contract rights, general intangibles or other debts or liabilities payable to Debtor securing the Obligations, notify any account debtors and other obligors thereon to make payments thereon directly to Secured Party, take control of the cash and non-cash proceeds thereof, demand, collect, sue for and receive any money or property at any time due, payable or receivable on account thereof, compromise and settle with any Person liable thereon, and extend the time of payment or otherwise change the terms thereof, without incurring liability or responsibility therefor to Debtor or any guarantor of any of the Obligations.

                         (f)  Cease making advances under any other
     commitments or credit accommodations of Secured Party to Debtor and stop and retract the making of any advance hereunder or thereunder which may have been requested by Debtor.

                    7.02  Power of Attorney.  Effective upon the occurrence
                          -----------------
     of an Event of Default, Debtor hereby designates and appoints Secured Party and its designees as attorney-in-fact of Debtor, irrevocably and with power of substitution, with authority to receive, open and dispose of all mail addressed to Debtor; to notify the postal authorities to change the address for delivery of mail addressed to Debtor to such other address as Secured Party designates; to endorse Debtor's name on any notes, acceptances, checks, drafts, money orders, instruments or other evidences of payment or proceeds of the Collateral that may come into Secured Party's possession; to sign Debtor's name on any invoices, documents, drafts against and notices to account debtors or other obligors of Debtor and requests for verification of accounts; to execute proofs of claim and loss; to execute any endorsements, assignments or other instruments of conveyance or transfer; to adjust and compromise any claims under insurance policies; to execute releases; and to perform all other acts necessary and advisable, in Secured Party's sole discretion, to carry out and enforce this Agreement and the Loan Documents. All acts of said attorney or designee are hereby ratified and approved by Debtor and said attorney or designee shall not be liable for any acts of commission or omission nor for any error of judgment or mistake of fact or law. This power of attorney is coupled with an interest and is irrevocable so long as any of the




























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     Obligations remain unpaid or unperformed or there exists any commitment by Secured Party which could give rise to any Obligations.

                    7.03  Notice of Disposition of Collateral.  It is
                          -----------------------------------
     mutually agreed that commercial reasonableness and good faith require Secured Party to give Debtor no more than 5 Business Days prior written notice of the time and place of any public disposition of Collateral or of the time after which any private disposition or any other intended disposition is to be made.

                    7.04  Costs and Expenses.  Debtor agrees to pay to
                          ------------------
     Secured Party on demand the amount of all expenses, including attorney's fees and court costs paid or incurred by Secured Party in exercising or enforcing or consulting with counsel concerning any of its rights hereunder, under the Loan Documents or under applicable law, together with interest on all such expenses paid by Secured Party at the highest rate and calculated in the manner provided in the Note; provided, however, that if such Note shall have been satisfied in full and no commitment by Secured Party to extend additional credit to Debtor under the Loan Agreement or any of the other Loan Documents shall exist, interest shall accrue at the highest rate and calculated in the manner provided in the Loan Documents. The provisions of this Subsection shall survive the termination of this Agreement and Secured Party's security interest hereunder and the payment of all other Obligations.

               8.  MISCELLANEOUS
                   -------------
                    8.01  Performance for Debtor.  Debtor agrees and hereby
                          ----------------------
     authorizes that Secured Party may, in Secured Party's sole discretion, but Secured Party shall not be obligated to, whether or not an Event of Default shall have occurred, advance funds on behalf of Debtor, without prior notice to Debtor, in order to insure Debtor's compliance with any covenant, warranty, representation or agreement of Debtor made in or pursuant to this Agreement or any of the Loan Documents, to continue or complete, or cause to be continued or completed, performance of Debtor's obligations under any contracts of Debtor, to cover overdrafts in any checking or other accounts of Debtor at Secured Party or to preserve or protect any right or interest of Secured Party in the Collateral or under or pursuant to this Agreement or any of the Loan Documents, including, without limitation, the payment of any insurance premiums or taxes and the satisfaction or discharge of any judgment or any Lien upon the Collateral or other property or assets of Debtor; provided, however, that the making of any such advance by Secured Party shall not constitute a waiver by Secured


























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     Party of any Event of Default with respect to which such advance is made nor relieve Debtor of any such Event of Default. Debtor shall pay to Secured Party upon demand all advances made by Secured Party under this Subsection 8.01 with interest thereon at the highest rate and calculated in the manner provided in the Note; provided, however, that if such Note shall have been satisfied in full and no commitment by Secured Party to extend additional credit to Secured Party under the Loan Agreement or any of the other Loan Documents shall exist, interest shall accrue at the highest rate and calculated in the manner provided in the Loan Documents. All such advances shall be deemed to be included in the Obligations and secured by the security interest granted Secured Party hereunder; provided, however, that the provisions of this Subsection shall survive the termination of this Agreement and Secured Party's security interest hereunder and the payment of all other Obligations.

                    8.02  Expenses.  Debtor agrees to pay to Secured Party
                          --------
     on demand the amount of all expenses paid or incurred by Secured Party (including the fees and expenses of its counsel) in connection with the preparation of all written commitments of Secured Party antedating this Agreement, this Agreement and the Loan Documents and all documents and instruments referred to herein. Debtor further agrees to pay all expenses in connection with the filing or recordation of all financing statements and instruments as may be required by Secured Party at the time of, or subsequent to, the execution of this Agreement, including, without limitation, all documentary stamps, recordation and transfer taxes and other costs and taxes incident to recordation of any document or instrument in connection herewith and, if any such expenses shall be paid or incurred by Secured Party, to pay to Secured Party upon its demand the amount of such expenses. Debtor agrees to save harmless and indemnify Secured Party from and against any liability resulting from the failure to pay any required documentary stamps, recordation and transfer taxes, recording costs, or any other expenses in connection with this Agreement. The provisions of this Subsection shall survive the termination of this Agreement and Secured Party's security interest hereunder and the payment of all other Obligations.

                    8.03  Applications of Collateral.  Except as may be
                          --------------------------
     otherwise specifically provided in this Agreement, all Collateral and proceeds of Collateral coming into Secured Party's possession may be applied by Secured Party to any of the Obligations, whether matured or unmatured, as Secured Party shall determine in its sole discretion.






























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                    8.04  Waivers by Debtor.  Debtor hereby waives, to the
                          -----------------
     extent the same may be waived under applicable law: (a) notice of acceptance of this Agreement; (b) all claims, causes of action and rights of Debtor against Secured Party on account of actions taken or not taken by Secured Party in the exercise of Secured Party's rights or remedies hereunder, under the Loan Documents or under applicable law; (c) all claims of Debtor for failure of Secured Party to comply with any requirement of applicable law relating to enforcement of Secured Party's rights or remedies hereunder, under the Loan Documents or under applicable law; (d) all rights of redemption of Debtor with respect to the Collateral; (e) in the event Secured Party seeks to repossess any or all of the Collateral by judicial proceedings, any bond(s) or demand(s) for possession which otherwise may be necessary or required; (f) presentment, demand for payment, protest and notice of non-payment and all exemptions; (g) any and all other notices or demands which by applicable law must be given to or made upon Debtor by Secured Party; (h) settlement, compromise or release of the obligations of any Person primarily or secondarily liable upon any of the Obligations; (i) trial by jury in any action or proceeding of any kind or nature in connection with any of the Obligations, this Agreement or any of the Loan Documents; and (j) substitution, impairment, exchange or release of any collateral security for any of the Obligations. Debtor agrees that Secured Party may exercise any or all of its rights and/or remedies hereunder, under the Loan Documents and under applicable law without resorting to and without regard to any collateral security or sources of liability with respect to any of the Obligations.

                    8.05  Waivers by Secured Party.  Neither any failure
                          ------------------------
     nor any delay on the part of Secured Party in exercising any right, power or remedy hereunder, under any of the Loan Documents or under applicable law shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

                    8.06  Modifications.  No modification or waiver of any
                          -------------
     provision of this Agreement or any of the Loan Documents, and no consent by Secured Party to any departure by Debtor therefrom, shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand upon Debtor in any case shall entitle Debtor to any other or further notice or demand in the same, similar or other circumstances.





























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


                    8.07  Notices.  Any notice or other communication in
                          -------
     connection with this Agreement shall be provided in the manner specified in the Loan Agreement.

                    8.08  Confession of Judgment.  Debtor hereby authorizes
                          ----------------------
     any clerk of court or any attorney-at-law to appear for Debtor before any court, having jurisdiction, within the United States or elsewhere, and, after one or more complaints filed, confess judgment against Debtor as of any time after any of the Obligations are due (whether by demand, stated maturity, acceleration or otherwise) for the unpaid balance of the Obligations, including principal, interest, fees, late charges, court costs and expenses, together with attorneys' fees equal to fifteen percent (15%) of the amount of such Obligations, for collection and release of all errors, and without stay of execution, and inquisition and extension upon any levy on real estate is hereby waived and condemnation agreed to, and the exemption of personal property from levy and sale is also hereby expressly waived, and no benefit of exemption shall be claimed under any exemption law now in force or which may be hereafter adopted. The foregoing authorities and powers to confess judgment shall not be exhausted by one or more exercises of any of them or by any imperfect exercise of any of them, shall not be extinguished by any judgment entered because of any of them and may be exercised before, during or after sale, liquidation or other disposition by Secured Party of any property directly or indirectly securing any of the Obligations or exercise or enforcement by Secured Party of any other right or remedy of Secured Party with respect to the Obligations. Debtor agrees that any agreements of Debtor contained in this Agreement or any of the Other Agreements to pay any costs or expenses, including attorneys' fees and expenses, paid or incurred by Secured Party shall not be merged into, or otherwise impaired by, any such judgment by confession, but Secured Party shall not be entitled to recover on account of such costs or expenses any amount in excess of the greater of (a) such costs or expenses included in any judgments by confession (without duplication), or (b) such costs or expenses actually paid or incurred by Secured Party.

                    8.09  Survival; Successors and Assigns.  All covenants,
                          --------------------------------
     agreements, representations and warranties made herein and in the Loan Documents shall survive the execution and delivery hereof and thereof, and shall continue in full force and effect until all Obligations have been paid in full and there exists no commitment by Secured Party which could give rise to any Obligations. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All covenants, agreements, representations and warranties by or on behalf of Debtor which are contained in this Agreement and the Loan Documents shall inure to the benefit of Secured Party, its successors and assigns. Debtor may not assign this Agreement or any of its rights hereunder without the prior written consent of Secured Party. Secured Party may at any time, in its discretion, assign, transfer or pledge to any person, or grant to any person a security interest in, the Obligations, this Agreement, any of the Other Agreements or any of its rights hereunder or thereunder. In addition, Secured Party may sell, in such amounts, upon such terms and to such persons as Secured Party may determine, participations in its interests in the Obligations and/or under this Agreement and/or any of the Other Agreements. In the case of each such assignment, transfer, pledge, grant or sale, Secured Party may from time to time provide to the assignee, transferee, pledgee, secured party or participant, any information and documents (or copies thereof) relating to this Agreement and the Other Agreements and related transactions, and relating to the business, assets, operations, business prospects or financial condition of Debtor.

                    8.10  Merger and Integration.  This Agreement and the
                          ----------------------
     attached Schedule(s) contain the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby, and no other agreement, statement or promise made by any party hereto, or by any employee, officer, agent or attorney of any party hereto, which is not contained herein, shall be valid or binding.

                    8.11  Counterparts.  This Agreement may be executed in
                          ------------
     any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

                    8.12  Headings.  The headings and sub-headings
                          --------
     contained in the titling of this Agreement are intended to be used for convenience only and shall not be used or deemed to limit or diminish any of the provisions hereof.

                    8.13  Recitals.  The Recitals hereto are hereby
                          --------
     incorporated into and made a part of this Agreement.

                    8.14  Loan Document.  This Agreement is one of the Loan
                          -------------
     Documents.

               IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this Agreement under seal as of the date first above written.

     WITNESS/ATTEST:                    AAI CORPORATION

                                        By:Robert W. Worthing(SEAL)
     --------------------                  ------------------
                                        Name:
                                             ---------------------
                                        Title:
                                              --------------------

                                        AAI ENGINEERING SUPPORT, INC.

                                        By:Robert W. Worthing(SEAL)
     --------------------                  ------------------
                                        Name:
                                             ---------------------
                                        Title:
                                              --------------------

                                        AAI MANUFACTURING ASSEMBLY,

                                        By: Robert W. Worthing (SEAL)
     --------------------                   ------------------
                                        Name:
                                             ---------------------
                                        Title:
                                              --------------------

                                        AAI SYSTEMS MANAGEMENT, INC.

                                        By: Robert W. Worthing(SEAL)
     --------------------                   ------------------
                                        Name:
                                             ---------------------
                                        Title:
                                              --------------------

                                        AAI MEDICAL CORPORATION

                                        By:Robert W. Worthing(SEAL)
     --------------------                  ------------------
                                        Name:
                                             ---------------------
                                        Title:
                                              --------------------

                                        SETI, INC.

                                        By:Robert W. Worthing(SEAL)
     --------------------                  ------------------
                                        Name:
                                             ---------------------
                                        Title:
                                              --------------------

                                        AAI/ACL TECHNOLOGIES, INC.

                                        By:Robert W. Worthing(SEAL)
     --------------------                  ------------------
                                        Name:
                                             ---------------------
                                        Title:
                                              --------------------


                                        AAI MICROFLITE SIMULATION
                                        INTERNATIONAL CORPORATION

                                        By:Robert W. Worthing(SEAL)
     --------------------                  ------------------
                                        Name:
                                             ---------------------
                                        Title:
                                              --------------------
                                                       DEBTOR

                                        SIGNET BANK/MARYLAND


                                        By:David A. Bauereis(SEAL)
     -------------------------             -----------------
                                           David A. Bauereis
                                           Vice President

                                                  SECURED PARTY



     STATE OF MARYLAND, TO WIT:

               I HEREBY CERTIFY that on this ____ day of _________, 1994, before me, the subscriber, a Notary Public of said State, personally appeared Paul J. Michaud, who acknowledged himself to be (1) the Vice President, Chief Financial Officer and Treasurer of each of AAI Corporation, AAI Engineering Support, Inc., AAI Manufacturing Assembly, Inc., AAI Systems Management, Inc., Seti, Inc. and AAI/ACL Technologies, Inc., (2) the Vice President and Secretary of AAI Medical Corporation, and (3) the Vice President and Chief Financial Officer of AAI Microflite Simulation International Corporation, and that he, as such, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

               IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                             -------------------------
                                             Notary Public


     My Commission expires:

     ----------------------